FIRST QUARTER 2019 INVESTOR PRESENTATION NASDAQ: SRCE www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. PAGE 2

CORPORATE OVERVIEW $6.4 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Business and personal banking, payment services, lending, mortgage, and leasing ■ Investment management, wealth advisory and estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans ■ Truck rental and leasing PAGE 3

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 4

MARKET AREA Specialty Finance Community Bank Loans and Leases Loans and Leases $2.43 billion $2.63 billion PAGE 5

BUSINESS MIX (LOANS AND LEASES) Business Community Banking 75% 52% Personal Community Banking 25% Specialty Finance 48% PAGE 6

COMMUNITY BANKING ■ 80 Banking Centers ■ 101 Twenty-four hour ATMs ■ 10 1st Source Insurance offices ■ 8 Trust & Wealth Advisory locations with approximately $4.2 billion of assets under management In person Online Over the phone Mobile PAGE 7

COMMUNITY BANKING MARKET AREA 17 – County Market Market 804,633 Households Client Households 104,958 Penetration 13.0% Higher Education Steel Production Businesses (approx) 69,400 Business Clients 19,538 Penetration 28.2% As of December 31, 2018 Regional Medical Hub Medical Devices Agriculture Distribution Hub Recreational Vehicle Manufacturing PAGE 8

SPECIALTY FINANCE GROUP SERVICES Aircraft Division — $830MM Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division — $641MM Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division — $554MM Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, motor coaches, funeral cars and step vans. Medium and Heavy Duty Truck Division — $286MM The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. PAGE 9

EXPERIENCED AND PROVEN TEAM Executive Team ■ 5 executives with an average 37 years each of banking experience and 27 years with 1st Source Business Banking Officers ■ 42 business banking officers with an average 19 years each of lending experience and with 1st Source from 1 to 35 years Specialty Finance Group Officers ■ 26 specialty finance officers with an average 26 years each of lending experience and with 1st Source from 1 to 31 years PAGE 10

PERFORMANCE – CLIENT ■ #1 deposit share in our 15 ■ Forbes “Top-Rated Bank Headquartered in contiguous county market Indiana” based on 2018 “Best-In-State- Banks” Survey ■ #1 SBA Lender in our Indiana footprint ■ #23 on Monitor Magazine’s 2018 Top 50 U.S. Bank Finance/Leasing Companies ■ #1 SBA Lender Headquartered in State of Indiana ■ Best Places to Work: Professional Development – South Bend Tribune, 2018 ■ Indiana SBA Community Lender Award – 2013 - 2018 ■ Honored for highest total dollars and number of SBA 504 Loans – Business Development Corporation, 2018 PAGEPAGE ELEVEN 11

FINANCIAL REVIEW PAGE 12

GROWING LOAN PORTFOLIO Total Average Loans & Leases ($MM) Loans & Leases Yield on Loans & Leases - FTE (%)* 5500 6.00% 5000 4858 4755 5.50% 5.23% 4500 4333 4114 4.93% 5.00% 4000 3837 4.50% 3500 4.39% 4.28% 4.50% 3000 4.00% 2500 2000 3.50% 2015 2016 2017 2018 2019 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 13

DIVERSIFIED LOAN PORTFOLIO 2019 Average Loans by Type Commercial Commercial and Real Estate Agricultural 17% 22% Residential Real Estate 11% Consumer Aircraft 3% 17% Medium and Heavy Duty Truck 6% Construction Equipment Auto and Light Truck 13% 11% PAGE 14

STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs / (Recoveries) Stable Reserves Low Nonperforming Assets Limited Losses 2.21% 2.11% 2.10% 2.08% 2.07% 0.70% 0.67% 0.71% 0.50% 0.49% 0.29% 0.30% 0.13% 0.06% (0.02%) 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 YTD YTD YTD PAGE 15

CORE DEPOSIT FRANCHISE Total Average Deposits ($MM) Non-core Deposits Core Deposits Effective Rate on Deposits (%) 6200 1.60% 1.40% 5200 4964 5059 4493 711 1.20% 4303 687 4200 3961 444 431 4277 4348 1.00% 329 4049 3872 3200 3632 0.92% 0.80% 0.70% 0.60% 2200 0.40% 0.43% 1200 0.35% 0.29% 0.20% 200 0.00% 2015 2016 2017 2018 2019 YTD * Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. PAGE 16

ATTRACTIVE CORE DEPOSIT FRANCHISE 2019 Average Deposits By Type Savings and Interest Noninterest Bearing Demand Bearing Demand 48% 22% CD and IRA 30% PAGE 17

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) 2018 $6,000,000 1st Source 13.97% Chase 9.52% $5,000,000 Lake City Bank 8.61% Flagstar Bank** 6.66% Horizon Bank 4.58% $4,000,000 Fifth Third 4.52% Data as of June 2018 – FDIC (via S&P Global Market Intelligence) $3,000,000 **Wells Fargo deposits at June 30, 2018 $2,000,000 $1,000,000 $0 June 12 June 13 June 14 June 15 June 16 June 17 June 18 *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. PAGE 18

NET INCOME & EARNINGS PER SHARE ($MM) $100 $5.00 82.4 $80 $4.00 68.1 $60 57.5 57.8 $3.00 3.16 $40 2.60 $2.00 2.17 2.22 22.2 19.1 $20 $1.00 0.73 0.86 $0 $0.00 2015 2016 2017 2018 2018 2019 YTD YTD Net Income EPCS (Diluted) PAGE 19

NET INTEREST MARGIN (FTE)* ($MM) $250 4.00% 214.7 $200 187.4 3.85% 168.2 171.5 3.79% $150 3.70% 3.73% 3.71% $100 3.60% 3.55% 3.57% 50.7 55.1 $50 3.40% 3.43% $0 3.25% 2015 2016 2017 2018 2018 2019 YTD YTD Net Interest Income ($MM) Net Interest Margin (%) * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 20

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition 2019 YTD = $17.6MM* Equipment Rental Mortgage 8% Banking Trust and Wealth 5% Advisory 28% Insurance Fair Value of Commissions Assets Under 13% Management of $4.2B Service Charges on Deposit Accounts 14% Other 14% Debit Card 18% 24% of Total Revenue* * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . PAGE 21

OPERATING EXPENSES ($MM) $180.0 75.0% 160.2 148.8 142.0 $150.0 140.8 66.0% $120.0 60.9% 60.2% 57.0% 57.7% $90.0 56.2% 57.5% 53.2% 48.0% $60.0 39.1 38.7 $30.0 39.0% $0.0 30.0% 2015 2016 2017 2018 2018 2019 YTD YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 22

STRONG CAPITAL POSITION Tier 1 Leverage Ratio Tier 1 Risk Based Ratio 13.65% 13.80% 13.44% 13.42% 13.32% 12.21% 12.11% 12.17% 12.06% 12.23% 8% Well Capitalized 5% Well Capitalized 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 14.97% 15.12% 14.70% 14.68% 14.58% 10.96% 10.89% 10.94% 10.92% 11.03% 10% Well Capitalized 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 23

TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth $35.00 $30.00 $27.05 $26.30 $25.00 $24.47 $22.75 $21.49 $20.16 $20.00 $18.65 $17.67 $15.00 $10.00 2012 2013 2014 2015 2016 2017 2018 2019 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 24

COMMON DIVIDENDS PER SHARE 31 YEARS OF CONSECUTIVE DIVIDEND GROWTH $1.400 $1.200 $1.000 0.960 0.760 $0.800 0.720 0.671 0.618 0.645 0.582 0.600 $0.600 0.536 0.555 0.540 $0.400 $0.200 $0.000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD PAGE 25

DELIVERING RETURNS TO SHAREHOLDERS PAGE 26

DELIVERING RETURNS TO SHAREHOLDERS PAGE 27

PERFORMANCE – FINANCIAL ■ 2019 KBW Bank Honor Roll – eighteen banking institutions with more than $500 million in total assets selected ■ #26 of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ 5 Star “Superior” Rating – Bauer Financial ■ 31 years of consecutive dividend growth PAGE 28

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 31 consecutive years of dividend growth PAGE 29

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO (574) 235-2711 murphy-c@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 shorta@1stsource.com PAGE 30

APPENDIX PAGE 31

Consolidated Balance Sheet (Dollars in millions) 2015 2016 2017 2018 2019 YTD Cash and cash equivalents$ 80 $ 108 $ 78 $ 99 $ 68 Investment securities and other investments 814 873 930 1,019 1,031 Loans and leases, net of unearned discount 4,005 4,204 4,541 4,847 4,935 Reserve for loan and lease losses (88) (89) (95) (100) (102) Equipment owned under operating leases, net 110 119 140 134 132 Other assets 267 271 293 295 315 Total assets $ 5,188 $ 5,486 $ 5,887 $ 6,294 $ 6,379 Noninterest-bearing deposits$ 902 $ 991 $ 1,064 $ 1,217 $ 1,147 Interest-bearing deposits 3,237 3,343 3,689 3,905 3,977 Total deposits 4,139 4,334 4,753 5,122 5,124 Total borrowings 350 424 342 329 386 Other liabilities 55 55 73 79 88 Total shareholders' equity 644 673 719 762 778 Noncontrolling interests - - - 2 3 Total equity 644 673 719 764 781 Total liabilities and equity $ 5,188 $ 5,486 $ 5,887 $ 6,294 $ 6,379 PAGE 32

Consolidated Income Statement 2018 2019 (Dollars in millions) 2015 2016 2017 2018 YTD YTD Net interest income$ 167 $ 170 $ 186 $ 214 $ 51 $ 55 Prov ision for loan and leases losses 2 6 9 19 4 5 Noninterest income* 65 67 73 70 17 18 Noninterest expense* 141 142 149 160 39 39 Income before income taxes 89 89 101 105 25 29 Income tax expense 32 31 33 23 6 7 Net income $ 57 $ 58 $ 68 $ 82 $19 $22 Dilluted net income per common share $ 2.17 $ 2.22 $ 2.60 $ 3.16 $ 0.73 $ 0.86 *Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix. PAGE 33

Aircraft Portfolio – Industries by NAICS Construction Retail Trade 10% 16% Manufacturing 9% Ag, Forestry, Fishing & Hunting 6% Services 18% Wholesale Trade 4% Other* 4% Finance & Insurance and Real Estate Transportation & 14% Warehousing 19% *Other includes: Mining & Utilities and Information PAGE 34

Ownership Summary Shareholder Type Shares % of Total 1st Source ESOP 3.9% Institutional 11,613,805 45.2% Retail/Other 18.6% Institutional Insiders 8,298,441 32.3% 45.2% Retail/Other 4,766,633 18.6% 1st Source ESOP 989,054 3.9% Total Shares Outstanding(1) 25,667,933 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 2,119,940 8.3% 2 BlackRock Inc. 1,195,480 4.7% 3 Wellington Management Group LLP 1,021,970 4.0% 4 Vanguard Group Inc. 746,102 2.9% 5 Manulife Asset Management 563,241 2.2% 6 AllianceBernstein LP 417,379 1.6% 7 Janus Henderson Group PLC 385,502 1.5% Insiders 8 State Street Global Advisors, Inc. 349,256 1.4% 32.3% 9 Norges Bank Investment Management 314,073 1.2% 10 Northern Trust Global Investments 261,107 1.0% Top 10 Institutions(2) 7,374,050 28.8% (1) As of March 31, 2019 Other 4,239,755 16.4% (2) As of December 31, 2018 or most recently Total Institutional Ownership(2) 11,613,805 45.2% reported data Source: S&P Global Market Intelligence and Company filings PAGE 35

Reconciliation of Non-GAAP Financial Measures

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2015	2016	2017	2018	2019 YTD
(A) Loans and leases interest income (GAAP)	$ 168,327	$ 175,532	$ 194,297	$ 234,083	$ 62,582
(B) Plus: loans and leases fully tax-equivalent adjustments	284	584	621	367	95
(C) Loans and leases interest income - FTE (A+B)	168,611	176,116	194,918	234,450	62,677
(D) Average loans and leases	$ 3,837,149	$ 4,113,508	$ 4,333,375	$ 4,755,256	$ 4,858,183
(E) Annualization factor	1.00	1.00	1.00	1.00	4.06
Yield on loans and leases (GAAP) (A*E)/D	4.39%	4.27%	4.48%	4.92%	5.22%
Yield on loans and leases - FTE (C*E)/D	4.39%	4.28%	4.50%	4.93%	5.23%

Calculation of Net Interest Margin

(Dollars in thousands)	2015	2016	2017	2018	2018 YTD	2019 YTD
(A) Interest income (GAAP)	$ 184,684	$ 191,760	$ 212,385	$ 257,316	$ 59,238	$ 69,021
(B) Plus: fully tax-equivalent adjustments	1,698	1,825	1,795	803	212	182
(C) Interest income - FTE (A+B)	186,382	193,585	214,180	258,119	59,450	69,203
(D) Interest expense (GAAP)	18,163	22,101	26,754	43,410	8,706	14,073
(E) Net interest income (GAAP) (A-D)	166,521	169,659	185,631	213,906	50,532	54,948
(F) Net interest income - FTE (C-D)	168,219	171,484	187,426	214,709	50,744	55,130
(G) Average earning assets	$ 4,668,811	$ 5,003,922	$ 5,251,094	$ 5,761,761	$ 5,552,779	$ 5,896,697
(H) Annualization factor	1.00	1.00	1.00	1.00	4.06	4.06
Net interest margin (GAAP) (E*H)/G	3.57%	3.39%	3.54%	3.71%	3.69%	3.78%
Net interest margin - FTE (F*H)/G	3.60%	3.43%	3.57%	3.73%	3.71%	3.79%

Noninterest Income

(Dollars in thousands)	2015	2016	2017	2018	2018 YTD	2019 YTD
(A) Noninterest income (GAAP)	$ 83,316	$ 88,945	$ 98,706	$ 97,050	$ 23,807	$ 24,124
(B) Less: depreciation - leased equipment	(18,280)	(21,678)	(25,215)	(26,248)	(6,428)	(6,524)
Noninterest income - adjusted (A-B)	$ 65,036	$ 67,267	$ 73,491	$ 70,802	$ 17,379	$ 17,600

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Reconciliation of Non-GAAP Financial Measures

Noninterest Expense

(Dollars in thousands)		2015		2016		2017		2018		2018 YTD		2019 YTD
(A) Noninterest expense (GAAP)	$	159,114	$	163,645	$	173,997	$	186,467	$	45,557	$	45,204
(B) Less: depreciation - leased equipment		(18,280)		(21,678)		(25,215)		(26,248)		(6,428)		(6,524)
Noninterest expense - adjusted (A-B)	$	140,834	$	141,967	$	148,782	$	160,219	$	39,129	$	38,680

Calculation of Efficiency Ratio

(Dollars in thousands)		2015		2016		2017		2018		2018 YTD		2019 YTD
(A) Net interest income (GAAP)	$	166,521	$	169,659	$	185,631	$	213,906	$	50,532	$	54,948
(B) Net interest income - FTE		168,219		171,484		187,426		214,709		50,744		55,130
(C) Plus: noninterest income (GAAP)		83,316		88,945		98,706		97,050		23,807		24,124
(D) Less: gains/losses on investment securities and partnership investments		(2,130)		(3,873)		(4,569)		(320)		(32)		(17)
(E) Less: depreciation - leased equipment		(18,280)		(21,678)		(25,215)		(26,248)		(6,428)		(6,524)
(F) Total net revenue (GAAP) (A+C)		249,837		258,604		284,337		310,956		74,339		79,072
(G) Total net revenue - adjusted (B+C-D-E)		231,125		234,878		256,348		285,191		68,091		72,713
(H) Noninterest expense (GAAP)		159,114		163,645		173,997		186,467		45,557		45,204
(E) Less: depreciation - leased equipment		(18,280)		(21,678)		(25,215)		(26,248)		(6,428)		(6,524)
(I) Less: contribution expense limited to gains on investment securities in (D)		-		(484)		(959)		-		-		-
(J) Noninterest expense - adjusted (H-E-I)	$	140,834	$	141,483	$	147,823	$	160,219	$	39,129	$	38,680
Efficiency ratio (GAAP-derived) (H/F)		63.7%		63.3%		61.2%		60.0%		61.3%		57.2%
Efficiency ratio - adjusted (J/G)		60.9%		60.2%		57.7%		56.2%		57.5%		53.2%

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Reconciliation of Non-GAAP Financial Measures

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)	2015	2016	2017	2018	2019 YTD
(A) Total common shareholders' equity (GAAP)	$ 644,053	$ 672,650	$ 718,537	$ 762,082	$ 778,422
(B) Less: goodwill and intangible assets	(84,676)	(84,102)	(83,742)	(83,998)	(83,992)
(C) Total tangible common shareholders' equity (A-B)	559,377	588,548	634,795	678,084	694,430
(D) Total assets (GAAP)	5,187,916	5,486,268	5,887,284	6,293,745	6,379,086
(B) Less: goodwill and intangible assets	(84,676)	(84,102)	(83,742)	(83,998)	(83,992)
(E) Total tangible assets (D-B)	$ 5,103,240	$ 5,402,166	$ 5,803,542	$ 6,209,747	$ 6,295,094
Common equity-to-assets ratio (GAAP-derived) (A/D)	12.41%	12.26%	12.20%	12.11%	12.20%
Tangible common equity-to-tangible assets ratio (C/E)	10.96%	10.89%	10.94%	10.92%	11.03%

Calculation of Tangible Book Value per Common Share

(Dollars in thousands, except for per share data)	2012	2013	2014	2015	2016	2017	2018	2019 YTD
(A) Total common shareholders' equity (GAAP)	$ 558,655	$ 585,378	$ 614,473	$ 644,053	$ 672,650	$ 718,537	$ 762,082	$ 778,422
(B) Less: goodwill and intangible assets	(87,502)	(86,343)	(85,371)	(84,676)	(84,102)	(83,742)	(83,998)	(83,992)
(C) Total tangible common shareholders' equity (A-B)	$ 471,153	$ 499,035	$ 529,102	$ 559,377	$ 588,548	$ 634,795	$ 678,084	$ 694,430
(D) Actual common shares outstanding	26,666,889	26,754,761	26,248,690	26,027,584	25,875,765	25,936,764	25,783,728	25,667,933
Book value per common share (GAAP-derived) (A/D)*1000	$ 20.95	$ 21.88	$ 23.41	$ 24.75	$ 26.00	$ 27.70	$ 29.56	$ 30.33
Tangible common book value per share (C/D)*1000	$ 17.67	$ 18.65	$ 20.16	$ 21.49	$ 22.75	$ 24.47	$ 26.30	$ 27.05

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